UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
1/31/13 (Unaudited)

COMMON STOCKS (64.9%)(a)
	Shares	Value

Aerospace and defense (1.4%)

General Dynamics Corp.	262,200	$17,383,860

Northrop Grumman Corp.	200,057	13,011,707

		30,395,567
Airlines (4.8%)

Japan Airlines Co., Ltd. (Japan)(NON)	1,612,400	66,650,686

United Continental Holdings, Inc.(NON)	1,429,600	34,524,840

		101,175,526
Automotive (1.0%)

Johnson Controls, Inc.	705,100	21,921,559

		21,921,559
Banking (5.2%)

Capital One Financial Corp.	1,260,800	71,008,256

Citigroup, Inc.	909,500	38,344,520

		109,352,776
Biotechnology (1.7%)

Cubist Pharmaceuticals, Inc.(NON)	822,670	35,407,717

Prothena Corp PLC (Ireland)(NON)	150,395	903,874

Sequenom, Inc.(NON)(S)	29,944	124,268

		36,435,859
Cable television (13.9%)

DISH Network Corp. Class A	7,895,671	294,271,658

		294,271,658
Chemicals (3.3%)

LyondellBasell Industries NV Class A	309,511	19,629,188

OM Group, Inc.(NON)	449,300	12,409,666

W.R. Grace & Co.(NON)	515,700	37,027,260

		69,066,114
Commercial and consumer services (0.8%)

Harbinger Group, Inc.(NON)	1,963,867	16,103,709

		16,103,709
Conglomerates (0.8%)

Tyco International, Ltd.	558,800	16,892,524

		16,892,524
Distribution (—%)

Rentrak Corp.(NON)	40,748	834,519

		834,519
Electronics (3.5%)

L-3 Communications Holdings, Inc.	970,600	73,687,952

		73,687,952
Entertainment (0.1%)

Metro-Goldwyn-Mayer Studios, Inc. Class A (acquired 10/28/10, cost $1,026,629)(RES)	36,206	1,392,421

		1,392,421
Financial (—%)

KKR & Co. LP	39,395	664,988

		664,988
Gaming and lottery (—%)

MTR Gaming Group, Inc.(NON)	95,337	381,348

		381,348
Health-care services (5.4%)

Humana, Inc.	640,500	47,627,580

UnitedHealth Group, Inc.	1,201,300	66,323,773

		113,951,353
Household furniture and appliances (2.8%)

Select Comfort Corp.(NON)	2,700,752	59,470,559

		59,470,559
Internet content provider (0.8%)

Global Eagle Entertainment, Inc. (acquired 1/30/13, cost $16,777,000)(F)(RES)	1,677,700	15,159,697

Global Eagle Entertainment, Inc.(NON)(S)	208,500	2,093,340

		17,253,037
Investment banking/Brokerage (0.6%)

Home Loan Servicing Solutions, Ltd. (Cayman Islands)	524,357	11,399,521

		11,399,521
Medical technology (0.1%)

STAAR Surgical Co.(NON)	435,756	2,466,379

		2,466,379
Metals (1.1%)

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	662,100	23,339,025

		23,339,025
Oil and gas (1.5%)

Cabot Oil & Gas Corp.	295,084	15,574,534

Gulfport Energy Corp.(NON)	392,952	16,217,129

		31,791,663
Pharmaceuticals (6.9%)

Biospecifics Technologies Corp.(NON)	127,031	1,937,223

Elan Corp. PLC ADR (Ireland)(NON)	6,520,061	68,525,841

Jazz Pharmaceuticals PLC(NON)	1,109,344	62,555,908

Warner Chilcott PLC Class A	774,800	10,978,916

Zoetis, Inc.(NON)	31,177	810,602

		144,808,490
Restaurants (0.7%)

AFC Enterprises(NON)	501,000	14,559,060

Famous Dave's of America, Inc.(NON)	59,800	559,728

		15,118,788
Telecommunications (8.5%)

EchoStar Corp. Class A(NON)	4,909,235	178,597,969

		178,597,969

Total common stocks (cost $1,173,992,790)		$1,370,773,304

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (20.2%)(a)
	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)

Government National Mortgage Association Pass-Through Certificates 3s, TBA, February 1, 2043	$30,000,000	$31,307,814

		31,307,814
U.S. Government Agency Mortgage Obligations (18.7%)

Federal National Mortgage Association Pass-Through Certificates
3s, TBA, March 1, 2043	105,000,000	108,133,599
3s, TBA, February 1, 2043	278,000,000	287,121,875

		395,255,474

Total U.S. government and agency mortgage obligations (cost $430,019,297)		$426,563,288

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value

U.S. Treasury Notes
4s, August 15, 2015(i)	$1,014,000	$1,198,142
3 1/2s, May 15, 2020(i)	336,000	386,948
1/2s, November 15, 2013(i)	361,000	362,356
1/4s, June 30, 2014(i)	604,000	604,393

Total U.S. treasury obligations (cost $2,551,839)		$2,551,839

CORPORATE BONDS AND NOTES (3.5%)(a)
	Principal amount	Value

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)	$2,069,500	$2,100,543

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	2,000,000	2,235,000

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	2,000,000	2,080,000

Consolidated Minerals Ltd. 144A company guaranty sr. notes 8 7/8s, 2016 (Jersey)	5,000,000	4,600,000

Dynegy Holdings, LLC bonds 7 3/4s, 2019	1,300,000	1,625

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013 (In default)(NON)	2,000,000	980,000

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	2,460,000	2,619,900

First Data Corp. 144A company guaranty sr. unsec. notes 11 1/4s, 2021	1,365,000	1,361,588

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	1,000,000	980,000

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	1,700,000	1,678,750

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)	20,634,662	21,872,738

NII Capital Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	2,000,000	1,680,000

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021	835,000	658,606

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	2,725,000	2,759,063

Overseas Shipholding Group, Inc. sr. unsec. notes 8 1/8s, 2018 (In default)(NON)	35,600,000	13,439,000

Overseas Shipholding Group, Inc. sr. unsec. unsub. notes 7 1/2s, 2024 (In default)(NON)	6,057,000	2,316,803

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	1,000,000	1,152,500

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	3,000,000	3,240,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	4,130,000	4,450,075

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	1,530,000	1,656,225

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014	1,000,000	942,500

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016	2,015,000	1,778,238

Total corporate bonds and notes (cost $68,598,249)		$74,583,154

SENIOR LOANS (0.9%)(a)(c)
	Principal amount	Value

Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C, 7 1/4s, 2018	$1,700,000	$1,719,125

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.454s, 2018	4,398,000	4,080,368

Fortescue Metals Group, Ltd. bank term loan FRN Class B, 5 1/4s, 2017 (Australia)	4,184,513	4,236,819

Mach Gen, LLC bank term loan FRN 7.82s, 2015	5,158,941	3,598,362

Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018	500,000	506,094

Travelport, LLC bank term loan FRN 11s, 2015	1,833,000	1,874,243

Travelport, LLC bank term loan FRN Ser. B, 5.056s, 2015	2,281,327	2,230,949

Travelport, LLC bank term loan FRN Ser. S, 5.061s, 2015	718,673	702,802

Total senior loans (cost $18,296,977)		$18,948,762

PREFERRED STOCKS (0.3%)(a)
	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	6,000	$5,855,813

Total preferred stocks (cost $5,837,500)		$5,855,813

CONVERTIBLE BONDS AND NOTES (0.2%)(a)
	Principal amount	Value

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	$3,500,000	$3,311,875

Total convertible bonds and notes (cost $3,168,070)		$3,311,875

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd.(R)	38,632	$1,006,750

Total convertible preferred stocks (cost $420,583)		$1,006,750

SHORT-TERM INVESTMENTS (30.5%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18%(d)	1,901,925	$1,901,925

Putnam Money Market Liquidity Fund 0.10%(AFF)	384,525,739	384,525,739

U.S. Treasury Bills with an effective yield of 0.158%, August 22, 2013(SEG)	$25,000,000	24,985,275

U.S. Treasury Bills with an effective yield of 0.153%, July 25, 2013	25,000,000	24,987,325

U.S. Treasury Bills with an effective yield of 0.132%, January 9, 2014	20,000,000	19,974,380

U.S. Treasury Bills with an effective yield of 0.120%, December 12, 2013	20,000,000	19,977,340

U.S. Treasury Bills with an effective yield of 0.110%, November 14, 2013	20,000,000	19,981,340

U.S. Treasury Bills with an effective yield of 0.100%, July 18, 2013	25,000,000	24,988,400

U.S. Treasury Bills with an effective yield of 0.089%, July 11, 2013	25,000,000	24,990,550

U.S. Treasury Bills with an effective yield of 0.087%, July 5, 2013	25,000,000	24,990,925

U.S. Treasury Bills with an effective yield of 0.080%, April 4, 2013	10,000,000	9,999,050

U.S. Treasury Bills with effective yields ranging from 0.078% to 0.097%, May 2, 2013(SEG)	31,000,000	30,994,575

U.S. Treasury Bills with effective yields ranging from 0.042% to 0.058%, February 7, 2013	31,000,000	30,999,267

Total short-term investments (cost $643,275,963)		$643,296,091

TOTAL INVESTMENTS

Total investments (cost $2,346,161,268)(b)		$2,546,890,876

FORWARD CURRENCY CONTRACTS at 1/31/13 (aggregate face value $61,686,053) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Barclays Bank PLC
	Japanese Yen	Sell	2/20/13	$58,712,750	$61,686,053	$2,973,303

Total						$2,973,303

FUTURES CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
S&P 500 Index E-Mini (Long)	1,323	$98,781,795	Mar-13	$2,392,227
U.S. Treasury Note 10 yr (Short)	35	4,594,844	Mar-13	68,402

Total				$2,460,629

TBA SALE COMMITMENTS OUTSTANDING at 1/31/13 (proceeds receivable $430,676,211) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, March 1, 2043	$105,000,000	3/12/13	$108,133,599
Federal National Mortgage Association, 3s, February 1, 2043	278,000,000	2/12/13	287,121,875
Government National Mortgage Association, 3s, February 1, 2043	30,000,000	2/19/13	31,307,814

Total			$426,563,288

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $2,112,432,600.
(b)	The aggregate identified cost on a tax basis is $2,345,049,361, resulting in gross unrealized appreciation and depreciation of $222,377,994 and $20,536,479, respectively, or net unrealized appreciation of $201,841,515.
(NON)	Non-income-producing security.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $16,552,118, or 0.8% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$184,869,029	$953,631,106	$753,974,396	$231,652	$384,525,739
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $1,862,611.
The fund received cash collateral of $1,901,925, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $5,251,758 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to hedge interest rate risk.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$92,405,139	$—	$—
Capital goods	30,395,567	—	—
Communication services	472,869,627	—	—
Conglomerates	16,892,524	—	—
Consumer cyclicals	97,877,175	1,392,421	—
Consumer staples	15,953,307	—	—
Energy	31,791,663	—	—
Financials	121,417,285	—	—
Health care	297,662,081	—	—
Technology	75,781,292	—	15,159,697
Transportation	101,175,526	—	—
Total common stocks	1,354,221,186	1,392,421	15,159,697
Convertible bonds and notes	—	3,311,875	—
Convertible preferred stocks	—	1,006,750	—
Corporate bonds and notes	—	74,583,154	—
Preferred stocks	—	5,855,813	—
Senior loans	—	18,948,762	—
U.S. government and agency mortgage obligations	—	426,563,288	—
U.S. treasury obligations	—	2,551,839	—
Short-term investments	384,525,739	258,770,352	—

Totals by level	$1,738,746,925	$792,984,254	$15,159,697

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,973,303	$—
Futures contracts	2,460,629	—	—
TBA sale commitments	—	(426,563,288)	—

Totals by level	$2,460,629	$(423,589,985)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$2,973,303	$—
Equity contracts	2,392,227	—
Interest rate contracts	68,402	—

Total	$5,433,932	$—

The average volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows:
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$19,100,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 28, 2013

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 28, 2013